American Freedom

U.S. Government Money Market Fund

SUPPLEMENT DATED OCTOBER 27, 2006 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2006

As previously disclosed to shareholders, on September 29, 2006, the Board of Trustees of the American Freedom U. S. Government Money Market Fund authorized an orderly liquidation of the Fund, subject to shareholder approval.

The Fund was closed to new investors, effective on September 27, 2006 in preparation for the liquidation.

As of October 25, 2006, no shareholders remain in the Fund; therefore, the Fund has ceased operations.